UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Capital City Bank Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CAPITAL CITY BANK GROUP, INC. 217 NORTH MONROE STREET TALLAHASSEE, FL 32301 ATTN: JEP E. LARKIN CAPITAL CITY BANK GROUP, INC. You invested in CAPITAL CITY BANK GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on April 25, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 25, 2023 10:00 AM Local Time FSU Turnbull Conference Center 555 West Pensacola Street Tallahassee, FL 32301 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99072-P87535 2023 Annual Meeting Vote by April 24, 2023 11:59 PM ET. For shares held in a Plan, vote by April 20, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99073-P87535 3 Years 1. Election of Directors: To elect as directors the nominees listed below: 2. Non-binding approval of executive compensation. 3. Non-binding advisory vote on the frequency of the approval of executive compensation. 4. To ratify the appointment of FORVIS, LLP as our independent registered certified public accounting firm for the current fiscal year ending December 31, 2023. For For For 01) Robert Antoine 02) Thomas A. Barron 03) William F. Butler 04) Stanley W. Connally, Jr. 05) Marshall M. Criser III 06) Kimberly Crowell 07) Bonnie Davenport 08) William Eric Grant 09) Laura Johnson 10) John G. Sample, Jr. 11) William G. Smith, Jr. 12) Ashbel C. Williams NOTE: In their sole discretion, the proxies may approve such other business as may properly come before the meeting or any adjournment and/or postponements of the meeting. THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS, AND AS DETERMINED BY THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT AT THE MEETING. THE UNDERSIGNED SHAREOWNER(S) HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.